Filed Pursuant to Rule 497
File No. 333-179450

PROSPECTUS SUPPLEMENT
(To Prospectus dated March 28, 2012)

April 16, 2012

Oxford Lane Capital Corp.

Up to Approximately 9,827,432 Shares of Common Stock Issuable

Upon Exercise of Rights to Subscribe for Such Shares

This prospectus supplement supplements the prospectus dated March 28, 2012, which relates to the issuance of non-transferable rights to subscribe for shares of common stock of Oxford Lane Capital Corp. You should carefully read this prospectus supplement together with the prospectus before investing in our common stock. You should also review the information set forth under “Risk Factors” beginning on page 15 of the prospectus before investing.

The terms “Oxford Lane,” the “Company,” “we,” “us” and “our” generally refer to Oxford Lane Capital Corp.

Extension of Expiration Date

Oxford Lane has extended the expiration date of its non-transferable rights offering to April 27, 2012. As a result of this extension, set forth below are important dates to remember relating to this offering:

Important Dates to Remember

Record Date	April 11, 2012
Subscription Period	from April 11, 2012 to April 27, 2012
Expiration Date	April 27, 2012
Deadline for Delivery of Subscription Certificates and Payment for Shares(1)	April 27, 2012
Deadline for Delivery of Notice of Guaranteed Delivery(1)	April 27, 2012
Deadline for Delivery of Subscription Certificates and Payment for Shares pursuant to Notice of Guaranteed Delivery	May 2, 2012
Confirmations Mailed to Participants	May 7, 2012
Final Payment for Shares	May 25, 2012
(1)	Participating rights holders must, by the expiration date of the offer (unless the offer is extended), either (i) deliver a subscription certificate and payment for shares or (ii) cause to be delivered on their behalf a notice of guaranteed delivery.

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